                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                            [ ]
Filed by a Party other than the Registrant         [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        Planet Polymer Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

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     2. Aggregate number of securities to which transaction applies:

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     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4. Proposed maximum aggregate value of transaction:

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     5. Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:

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

                       PLANET POLYMER TECHNOLOGIES, INC.
                       9985 BUSINESSPARK AVENUE, SUITE A
                          SAN DIEGO, CALIFORNIA 92131
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 12, 1999

DEAR SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of Shareholders of Planet Polymer Technologies, Inc., a California corporation (the "Company"), will be held on Monday, April 12, 1999, at 3:00 p.m. local time, at the offices of the Company located at 9985 Businesspark Avenue, Suite A, San Diego, California 92131 for the following purpose:

     1. To approve an amendment to the Company's Bylaws to provide that the authorized number of directors shall not be less than five (5) nor more than nine (9), with the exact number to be initially set at six (6) directors.

     2. To elect directors to serve for the ensuing year and until their successors are elected.

     3. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 1999.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on February 25, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                        Sincerely,

                                        /s/ ROBERT J. PETCAVICH
                                        ROBERT J. PETCAVICH
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER

San Diego, California
March 10, 1999

 ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                       PLANET POLYMER TECHNOLOGIES, INC.
                       9985 BUSINESSPARK AVENUE, SUITE A
                          SAN DIEGO, CALIFORNIA 92131

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 12, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Planet Polymer Technologies, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Monday, April 12, 1999 at 3:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company located at 9985 Businesspark Avenue, Suite A, San Diego, California 92131. The Company intends to mail this proxy statement and accompanying proxy card on or about March 10, 1999 to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Holders of record of the Company's Common Stock and Series A Preferred Stock (the "Preferred Stock") at the close of business on February 25, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on February 25, 1999, the Company had outstanding and entitled to vote 6,341,062 shares of Common Stock and 500,000 shares of Preferred Stock.

     Except as provided below, on all matters to be voted upon at the Annual Meeting, each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held, and each holder of record of Preferred Stock on the Record Date will be entitled to one vote for each share of Common Stock issuable upon conversion of such Preferred Stock as of the Record Date. With respect to the election of directors, shareholders may exercise cumulative voting rights, i.e., each shareholder entitled to vote for the election of directors may cast a total number of votes equal to the number of directors to be elected multiplied by the number of such shareholder shares (on an as converted basis), and may cast such total of votes for one or more candidates in such proportions as such shareholder chooses. Unless the proxy holders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant proxy holders discretionary authority to cumulate votes.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 9985 Businesspark Avenue, Suite A, San Diego, California 92131, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

     The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is November 11, 1999. The deadline for submitting a shareholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is January 25, 2000. Shareholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

                                   PROPOSAL 1

                            AMENDMENT TO THE BYLAWS

     In February 1999, the Board of Directors unanimously approved, subject to shareholder approval, an amendment to the Company's Bylaws to provide that the authorized number of directors of the Company shall not be less than a minimum of five (5) nor more than a maximum of nine (9), with the exact number to be initially set at six (6). The Bylaws of the Company currently provide that the authorized number of directors shall be no less than a minimum of three (3) nor more than a maximum of five (5), with the exact number currently set at five
(5). The Board is currently composed of five members. The proposed amendment to the Bylaws would increase the authorized number of directors to a range of five
(5) to nine (9) directors, with the exact number to be initially set at six (6). A copy of the proposed Restated Bylaws is attached hereto as Annex A. The Board of Directors believes the changes to be in the best interest of the Company and its shareholders. Shareholders are requested in this Proposal 1 to approve the amendment to the Bylaws of the Company as described above.

     The affirmative vote of the holders of a majority of the outstanding shares of the Company voting together as a class, is necessary to approve Proposal 1.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

                                   PROPOSAL 2

                             ELECTION OF DIRECTORS

     In the event that the shareholders approve Proposal 1, there will be six Board positions authorized by the Company's Bylaws. In the event that the shareholders do not approve Proposal 1, there will be five Board positions authorized by the Company's Bylaws. Each director to be elected will hold office until the next Annual Meeting of Shareholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Except for Mr. LaHood, all of the nominees listed below are currently directors of the Company and were elected by the shareholders.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     In the event that the shareholders approve Proposal 1, the six candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company. In the event that the shareholders do not approve Proposal 1, the five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

NOMINEES

     The names of the nominees and certain information about them are set forth below:

                 NAME                    AGE                   PRINCIPAL OCCUPATION
---------------------------------------  ---    ---------------------------------------------------
Robert J. Petcavich, Ph.D.               44     Chairman of the Board of Directors, President and
                                                Chief Executive Officer of the Company
Michael M. Coleman, Ph.D.(1)             61     Professor of Polymer Science
Thomas M. Connelly(2)                    68     Partner, Ten Square Research
H.M. Busby(2)                            60     President and CEO of A-Life Medical, Inc.
Dennis J. LaHood                         53     President of Agway Inc.'s Country Products Group
Thomas A. Landshof(1)                    60     Consultant and Investor

(1) Member of the Compensation Committee of the Board of Directors.

(2) Member of the Audit Committee of the Board of Directors.

     Dr. Petcavich is the founder of the Company and has been Chairman since August 1991. He currently is Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Petcavich is also Chairman of the Board of A-Life Medical, Inc., a San Diego based company. In 1988, Dr. Petcavich founded AlphaScribe Express Inc., an electronic medical records company, where he served as Chief Executive Officer until September 1995. He also served as Vice President Corporate Staff at Deposition Technologies Inc., a high technology polymer materials manufacturer (now a subsidiary of Material Sciences Corporation), from 1986 until 1988. Dr. Petcavich is the inventor of fifteen issued United States patents. Dr. Petcavich has a Ph.D. in Polymer Science, a Master of Science degree in Solid State Science, and a Bachelor of Science degree in Chemistry from Pennsylvania State University, and has completed an executive management program (PMD) at the Harvard University Graduate School of Business.

     Dr. Coleman has been a director of the Company since April 1996. He has been a Professor of Polymer Science at Pennsylvania State University since 1982. From 1983 to 1991, Dr. Coleman was the head of the Department of Materials Science and Engineering at Pennsylvania State University. Dr. Coleman received a Ph.D. and a Master of Science degree in Macromolecular Science from Case Western Reserve University, Cleveland, Ohio, in 1973 and 1971, respectively. He also holds a B.S. degree in Polymer Science from Borough Polytechnic, London.

     Thomas M. Connelly has been a director of the Company since August 1997 when he was elected by the members of the Board of Directors to fill a vacancy on the Board. Mr. Connelly has also been a financial advisor to the Company since May 1997. He is currently a director of A-Life Medical, Inc., a San Diego based company. Since 1994 Mr. Connelly has been the proprietor of Ten Square Research, a financial consulting and investment advisory firm. From 1989 to 1994, Mr. Connelly was president of Croteau Investment Management, an investment advisory firm in Stamford, Connecticut. He received an MBA from Harvard University Graduate School of Business Administration and a B.A. degree from Yale University.

     H.M. "Mac" Busby has been a director of the Company since August 1997 when he was elected by the members of the Board of Directors to fill a vacancy on the Board. He is currently the President and Chief Executive Officer of A-Life Medical, Inc., a San Diego based company. He is also the Chairman of the Board of Sun-Gard USA, Inc. and Sun-Protective International Corporation, both privately held companies. Mr. Busby began his career in 1966 at Wisconsin Centrifugal, Inc. which included the position of Manager of Industrial and Public Relations. Mr. Busby has also served as Vice President of Human Relations and Administration for MCA Financial, Inc. a subsidiary of MCA, Inc. Mr. Busby earned his B.S. in Business Administration from Indiana University.

     Dennis J. LaHood has been the President of Agway Inc.'s Country Products Group since February 1995. Mr. LaHood joined Agway in 1969 and has held various management positions. From 1987 to November 1992, he was President of Agway Data Services following his position as Agway's Chief Information Officer. From November 1992 to February 1995, Mr. LaHood was Agway's Director of Country Foods and President of Country Foods, Inc. In connection with Agway's investment in the Company in January 1999, the Company agreed that Mr. LaHood would be nominated as a representative of Agway for election to the Board of Directors at the Annual Meeting. Mr. LaHood is named as a nominee for director of the Company for the first time.

     Thomas A. Landshof has been a director of the Company since March 1998 when he was nominated to serve as a director pursuant to a Securities Purchase Agreement, dated September 19, 1997, between the Company and purchasers of the Company's Preferred Stock, Special Situations Private Equity Fund, L.P. (the "Investor"). Pursuant to that agreement, the Investor may appoint one reasonably acceptable person as a director on the Board of Directors of the Company. Such right will continue so long as the Investor holds at least 200,000 Preferred Stock or at least 10% of the outstanding Common Stock. Mr. Landshof was the President, Chief Executive Officer and a director of Hitox Corporation of America, a publicly held manufacturer of prime pigments and extenders for the plastics, coatings and other markets from August 1994 until November 1997. Mr. Landshof served as President of Consultants Group from April 1992 to August 1994 and Corporate Vice President of Lilly Industries, Inc. prior to April 1992. Mr. Landshof earned his B.S. in Chemistry from Tufts University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

BOARD COMMITTEES AND MEETINGS

     During 1998, the Board of Directors held ten (10) meetings. The Board of Directors has an Audit Committee and a Compensation Committee. The Company does not currently have a nominating committee.

     The Audit Committee is responsible for the engagement of the Company's independent auditors, consulting with independent auditors concerning the audit plan and reviewing the comments and recommendations resulting from the auditor's report. The Audit Committee is composed of two non-employee directors including Messrs. Thomas M. Connelly and H.M. Busby and met two (2) times during 1998.

     The Compensation Committee is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning the compensation and benefits of the Company's executive officers and administering the Company's 1995 Stock Option Plan. The Compensation Committee is composed of two non-employee directors including Dr. Michael M. Coleman and Mr. Thomas A. Landshof and met four (4) times during 1998.

     During 1998, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served held during the period for which he was a director or committee member, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except for Special Situations Private Equity Fund, L.P. which filed its Form 4s late during 1998.

                                   PROPOSAL 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 1999, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since its inception in 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Shareholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

     The affirmative vote of the holders of a majority of the shares presented in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

                             ADDITIONAL INFORMATION

MANAGEMENT

     Set forth below is information regarding executive officers and key employees of the Company.

                   NAME                      AGE                    POSITION
-------------------------------------------  ---   -------------------------------------------
Executive Officer
Robert J. Petcavich, Ph.D.*                  44    Chairman of the Board, Chief Executive
                                                   Officer, President, Corporate Secretary and
                                                   Acting Chief Financial Officer
Key Employee
Xiaoming Yang, Ph.D.                         38    Chief Scientist

     * Biographical information about Dr. Petcavich is set forth under Proposal 2 above.

     Xiaoming Yang has been Chief Scientist for the Company since January 1995. Prior to joining the Company, Dr. Yang acted as a consultant in the polymer industry from October until December 1994. Dr. Yang was a visiting scientist at Pennsylvania State University from May 1990 to December 1992. Dr. Yang served as an engineer at Chengdu National Biochemical Products Manufactory from January 1989 to April 1990. Dr. Yang has a Ph.D. in Materials Science and Engineering from Pennsylvania State University, and a Master of Science degree in Polymer Engineering and a Bachelor of Science degree in Chemistry from Chengdu University of Science and Technology, China.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Stock as of January 29, 1999 by: (i) each director and nominee for director; (ii) each of the Executive Officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's Stock.

                                                                            BENEFICIAL OWNERSHIP
                                                                       -------------------------------
                                                                       NUMBER OF   PERCENTAGE OF CLASS
  TITLE OF CLASS                     BENEFICIAL OWNER                  SHARES(1)        OWNED(2)
------------------                   ----------------                  ---------   -------------------
      Common         Agway Holdings Inc.(3)                            3,000,000          35.97%
                     P.O. Box 4933
                     Syracuse, NY 13221
      Common         Special Situations Private Equity Fund, L.P.(4)   1,120,934          15.16%
                     153 East 53rd Street, 51st Floor
                     New York, NY 10022
      Common         Robert J. Petcavich, Ph.D.(5)                       693,206          10.77%
                     9985 Businesspark Avenue, Suite A
                     San Diego, CA 92131
      Common         Brian To(6)                                         646,111           9.98%
                     Tarrenz, Inc.
                     201 Harrison St., #607
                     San Francisco, CA 94105
      Common         Rebecca A. Petcavich(7)                             568,993           8.94%
                     6832 Town View Lane
                     San Diego, CA 92120
      Common         H.M. Busby(8)                                       242,592           3.82%
      Common         Thomas M. Connelly(9)                                28,700              *
      Common         Michael M. Coleman, Ph.D.(10)                        16,200              *
      Common         Thomas A. Landshof(11)                                9,000              *
                     All executive officers and directors as a
      Common         group(12)                                           989,698          15.25%
Series A Preferred   Special Situations Private Equity Fund, L.P.        500,000         100.00%
                     153 East 53rd Street, 51st Floor
                     New York, NY 10022

---------------
  *  Less than one percent.

 (1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

 (2) Percentage ownership is based upon 6,341,062 shares outstanding on January 29, 1999, and any shares issuable pursuant to securities convertible into or exercisable for shares of Common Stock by the person or group in question on January 29, 1999 or within 60 days thereafter. Percentage of Series A Convertible Preferred Stock is based upon 500,000 shares of Series A Convertible Preferred Stock outstanding as of January 29, 1999.

 (3) Includes 2,000,000 shares of Common Stock issuable upon exercise of a warrant within 60 days of January 29, 1999. Agway Holdings Inc. is an indirect wholly owned subsidiary of Agway, Inc. ("Agway").

 (4) Includes 588,235 shares of Common Stock issuable upon conversion of the 500,000 shares of Series A Convertible Preferred Stock and 462,444 shares issuable upon exercise of a warrant within 60 days of January 29, 1999. Also includes 11,500 shares of Common Stock held by Special Situations Cayman Fund, L.P. Both the Special Situations Private Equity Fund, L.P. and the Special Situations Cayman Fund, L.P. are managed by the same advisors.

 (5) Includes 93,607 shares issuable upon exercise of options that are exercisable within 60 days of January 29, 1999.

 (6) Includes 66,137 shares issuable upon exercise of options that are exercisable within 60 days of January 29, 1999. Also included are 66,120 shares issuable upon exercise of options that are exercisable by Tarrenz, Inc. within 60 days of January 29, 1999 and 72,124 shares held in the name of Tarrenz, Inc. Mr. To is the Managing Director and a principal shareholder of Tarrenz, Inc.

 (7) Includes 21,694 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 29, 1999.

 (8) Includes 12,200 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 29, 1999.

 (9) Includes 2,000 shares held by Mr. Connelly's wife and 22,200 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 29, 1999.

(10) Includes 12,200 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 29, 1999.

(11) Includes 9,000 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 29, 1999.

(12) Includes 149,207 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 29, 1999.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Directors may be granted options to purchase Common Stock under the Company's 1995 Stock Option Plan (the "Option Plan"). In May 1998, the Board of Directors of the Company approved stock option grants to each non-employee director to purchase 9,000 shares of the Company's Common Stock at an exercise price of $2.00 per share, vesting fully at the date of grant. During 1998, including options granted to the Chief Executive Officer of the Company, options to purchase an aggregate of 161,000 shares of the Company's Common Stock were granted to the Company's directors. In fiscal year 1999, each non-employee director will receive stock options as deemed appropriate by the Board of Directors.

     Directors are reimbursed for reasonable travel expenses incurred in connection with attendance at Board meetings, or any committee meetings, or otherwise in connection with their service as a director.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth, for the fiscal years ended December 31, 1998, 1997, and 1996 certain compensation awarded or paid to, or earned by the Company's Chief Executive Officer. No other executive officer's total annual salary and bonus for services to the Company exceeded $100,000 in the fiscal year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                 SHARES
                                                                   ANNUAL      UNDERLYING    ALL OTHER
                                            SALARY     BONUS    COMPENSATION    OPTIONS     COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR     ($)        ($)        ($)(1)         (#)           ($)
   ---------------------------      ----   --------   -------   ------------   ----------   ------------
Robert J. Petcavich                 1998   $201,000   $    --     $    --      125,000(2)    $   955(3)
  Chairman of the Board, President  1997   $176,114   $    --     $ 9,000       57,851(4)    $ 1,357(5)
  and Chief Executive Officer       1996   $186,999   $15,584     $73,157      121,000(6)    $79,995(7)

(1) Includes (i) $12,000 and $9,000 paid as director fees during each of 1996 and 1997, respectively (ii) $11,157 paid as reimbursement for automobile expenses during 1996, and (iii) $50,000 paid as consulting fee during 1996.

(2) Represents an option granted on November 18, 1998 with an exercise price of $1.65 (which is equal to 110% of the fair market value on the date of grant). Of the 125,000 shares, 25,000 vest immediately, 35,000 shall vest on the first anniversary, 35,000 on the second anniversary, and 30,000 on the third anniversary.

(3) Represents insurance premiums paid by the Company under a term life insurance policy insuring Dr. Petcavich.

(4) Represents an option granted on October 30, 1997 vesting 50% annually for two years with an exercise price of $3.025.

(5) Represents insurance premiums paid by the Company under a term life insurance policy insuring Dr. Petcavich.

(6) Represents an option granted on January 31, 1996. This option was fully vested at the time of grant and has an exercise price of $8.125 per share. This option was cancelled and reissued as (4) above.

(7) Includes (i) $50,000 in past-due royalties paid during 1996, (ii) $1,226 in insurance premiums paid by the Company under a term life insurance policy insuring Dr. Petcavich and (iii) $28,769 in back vacation pay paid during 1996.

                       STOCK OPTION GRANTS AND EXERCISES

     On November 18, 1998, the Company's Board of Directors granted incentive stock options to purchase 125,000 shares of Common Stock at an exercise price of $1.65 per share to Dr. Petcavich under the 1995 Stock Option Plan. These options are granted in connection with the employment agreement effective as of January 1, 1999 between the Company and Dr. Petcavich as discussed below. The terms of these options include vesting of 25,000 options as of the date of grant and vesting of the remaining options over the next three years. All options expire on November 17, 2003. At the time of such grant, Dr. Petcavich was a director and executive officer of the Company and a beneficial owner of more than 10% of the Company's Common Stock.

     The Company's executive officers are eligible for grants of options under the Company's 1995 Stock Option Plan (the "Option Plan"). As of January 29, 1999, options to purchase a total of 414,959 shares were outstanding under the Option Plan and options to purchase 85,041 shares remained available for grant thereunder.

     The purposes of the Option Plan are to attract and retain qualified personnel, to provide additional incentives to employees, officers, directors and consultants of the Company and to promote the success of the Company's business. Pursuant to the Option Plan, the Company may grant or issue incentive stock options and non-statutory stock options to eligible participants (provided that incentive stock options may only be granted to employees of the Company). Option grants under the Option Plan are discretionary. Options granted under the Option Plan are subject to vesting as determined by the Board, provided that the option vests as to at least twenty percent (20%) of the shares subject to the option per year. The maximum term of a stock option under the Option Plan is ten years, but if the optionee at the time of grant has voting power over more than 10% of the Company's outstanding capital stock, the maximum term is five years. If an optionee terminates his or her service to the Company, such optionee may exercise only those option shares vested as of the date of termination, and must effect such exercise within the period of time after termination set forth in the optionee's option. The exercise price of incentive stock options granted under the Option Plan must be at least equal to the fair market value of the Common Stock of the Company on the date of grant. The exercise price of non-statutory stock options granted under the Option Plan may not be less than 85% of the fair market value of the Common Stock of the Company on the date of the grant. The exercise price of options granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock must equal at least 110% of the fair market value of the Common Stock on the date of grant. Payment of the exercise price may be made in cash, by delivery of other shares of the Company's Common Stock or by any other form of legal consideration that may be acceptable to the Board.

     The following table sets forth certain information regarding options granted by the Company during fiscal year ended December 31, 1998 to the Company's Chief Executive Officer:

                      OPTIONS GRANTED IN FISCAL YEAR 1998

                                        NUMBER OF         % OF TOTAL
                                       SECURITIES       OPTIONS GRANTED
                                       UNDERLYING       TO EMPLOYEES IN    EXERCISE PRICE    EXPIRATION
               NAME                  OPTIONS GRANTED      FISCAL YEAR          ($/SH)           DATE
               ----                  ---------------    ---------------    --------------    ----------
Robert J. Petcavich                      125,000              88%              $1.65         11/17/2003

     The following table sets forth information with respect to the number of securities underlying unexercised options held by the Chief Executive Officer as of December 31, 1998 and the value of unexercised in-the-money options (i.e., options for which the current fair market value of the Common Stock underlying such options exceeds the exercise price):

 AGGREGATED OPTION EXERCISES LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                   SHARES                 OPTIONS AT FISCAL YEAR END       FISCAL YEAR END($)(1)
                                 ACQUIRED ON    VALUE     ---------------------------   ---------------------------
             NAME                EXERCISE(#)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                -----------   --------   -----------   -------------   -----------   -------------
Robert J. Petcavich                  -0-         -0-        93,607         128,926        $11,875        $47,500

---------------
(1) Calculated based on the estimated fair market value of the Company's Common Stock as of December 31, 1998, less the exercise price payable upon the exercise of such options. Such estimated fair market value as of December 31, 1998 was $2.125, the last price posted at the close of trading on December 31, 1998.

            EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     In January 1996, the Company entered into a three-year employment agreement with Dr. Petcavich. The agreement provides, among other things, for the payment to Dr. Petcavich of an annual salary of $189,000 and the reimbursement of certain business expenses. During the term of the agreement, if Dr. Petcavich's employment is terminated (i) by the Company without cause or as a result of a Change in Control (as defined in the agreement), or (ii) by Dr. Petcavich within three (3) months following a Constructive Termination (also as defined in the agreement), Dr. Petcavich will be entitled to receive a severance payment equal to twice his then effective annual salary. If, during the term of the agreement, Dr. Petcavich's employment is terminated as a result of death or disability, Dr. Petcavich's estate or personal representative will be entitled to receive an amount equal to Dr. Petcavich's then effective annual salary. In October 1997, this agreement was amended to increase Dr. Petcavich's salary to $201,000.

     On November 18, 1998, the Company entered into a five-year employment agreement, effective January 1, 1999, with Dr. Petcavich. This agreement increases Dr. Petcavich's salary to $210,000 and provides that if Dr. Petcavich is terminated for any reason other than for cause during the term of employment, then he shall be engaged to perform services to the Company pursuant to a consulting agreement. The Board of Directors also granted Dr. Petcavich incentive stock options to purchase 125,000 shares of Common Stock at an exercise price of $1.65 per share in connection with this employment agreement.

                       COMPENSATION COMMITTEE INTERLOCKS

     As noted above, the Company's Compensation Committee consists of Dr. Coleman and Mr. Landshof. Dr. Petcavich has been an executive officer and Chairman of the Board of the Company since 1991. Dr. Petcavich also serves as Chairman of the Board of A-Life Medical, Inc., a San Diego based company in which he is also a major shareholder. As noted above, Mr. Busby is the President and Chief Executive Officer of A-Life Medical, Inc. and also serves as a director of the Company; however, Mr. Busby does not serve on the Compensation Committee of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the period October 1998 to December 1998, the Company recorded research and development revenue of $61,635 from Agway under a feasibility agreement. Agway Holdings Inc., an indirect wholly owned subsidiary of Agway, is a beneficial owner of more than 10% of the Company's Common Stock since January 11, 1999.

     During 1998, Dr. Coleman, a director of the Company provided consulting services to the Company and received $1,725.

     The Company leases primarily all of Deltco's operating facilities from the brother of Deltco's former president and from a partnership owned 50% by Deltco's former president. Rents of $56,886 and $113,772 were paid in 1998 and 1997, respectively, prior to the former President's resignation in June 1998. During 1997, the Company, through Deltco, also sold materials of $11,072 to a customer in which the former President of Deltco is a shareholder.

     Beginning in September 1997, non-employee directors have been granted with stock options as compensation in lieu of cash payments. On May 21, 1998, the Company's Board of Directors granted non-statutory stock options to purchase 9,000 shares of Common Stock at an exercise price of $2.00 per share to each non-employee director of the Company, Messrs. Connelly, Coleman, Busby and Landshof, under the 1995 Stock Option Plan. These options vest fully as of the date of grant and expire on May 20, 2008. In September 1997, the Board of Directors of the Company approved stock option grants to Messrs. Connelly, Coleman and Busby to each purchase 3,200 shares of the Company's Common Stock at an exercise price of $4.125 per share, vesting monthly through May 1998. During 1997, each director of the Company was paid a monthly fee of $1,000 from January to September 1997. This resulted in an aggregate compensation of $32,000.

     In May 1997, the Company and Mr. Connelly, a director, prior to his appointment to the Company's Board, entered into a one-year general business consulting agreement whereby he received an option to purchase 10,000 shares of the Company's Common Stock in exchange for consulting services to be rendered to the Company.

     During 1993, the Company retained the services of Tarrenz Management Consultants, Inc. ("Tarrenz"), an entity owned by Mr. Brian To, a consultant who is now a significant shareholder and was a member of the Board of Directors until April 1997. In January 1996, the Company formalized this consulting relationship and entered into a three year consulting agreement. The services furnished under the terms of this agreement included organizational development, strategic marketing, and general management of the Company. This agreement provided that the Company would reimburse Tarrenz and Mr. Brian To for certain business expenses, inclusive of travel and entertainment costs. In addition to the consulting fees of $46,750, reimbursable expenses of $24,746 were paid during 1997 in connection with this consulting agreement. As allowed by its provisions, the consultant terminated the agreement in April 1997. In 1997, consulting fees and reimbursable expenses of $20,255 were paid in connection with services provided by Othos Design Limited, Inc. ("Othos") and Mr. Alan To. Mr. Alan To, the brother of Mr. Brian To, is a principal shareholder of Othos.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By order of the Board of Directors

                                          /s/ Robert J. Petcavich

                                          --------------------------------------

                                          Robert J. Petcavich, Chairman and
                                          Chief Executive Officer

March 10, 1999

                                    ANNEX A

                                RESTATED BYLAWS
                                       OF

                       PLANET POLYMER TECHNOLOGIES, INC.
                           (A CALIFORNIA CORPORATION)

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE I OFFICES...........................................   A-1
  Section  1. Principal Office..............................   A-1
  Section  2. Other Offices.................................   A-1
ARTICLE II CORPORATE SEAL...................................   A-1
  Section  3. Corporate Seal................................   A-1
ARTICLE III SHAREHOLDERS' MEETINGS AND VOTING RIGHTS........   A-1
  Section  4. Place of Meetings.............................   A-1
  Section  5. Annual Meetings...............................   A-1
  Section  6. Postponement of Annual Meeting................   A-3
  Section  7. Special Meetings..............................   A-3
  Section  8. Notice of Meetings............................   A-3
  Section  9. Manner of Giving Notice.......................   A-4
  Section 10. Quorum and Transaction of Business............   A-4
  Section 11. Adjournment and Notice of Adjourned
     Meetings...............................................   A-4
  Section 12. Waiver of Notice, Consent to Meeting or
     Approval of Minutes....................................   A-5
  Section 13. Action by Written Consent Without a Meeting...   A-5
  Section 14. Voting........................................   A-5
  Section 15. Persons Entitled to Vote or Consent...........   A-6
  Section 16. Proxies.......................................   A-7
  Section 17. Inspectors of Election........................   A-7
ARTICLE IV BOARD OF DIRECTORS...............................   A-7
  Section 18. Powers........................................   A-7
  Section 19. Number of Directors...........................   A-7
  Section 20. Election of Directors, Term, Qualifications...   A-8
  Section 21. Resignations..................................   A-8
  Section 22. Removal.......................................   A-8
  Section 23. Vacancies.....................................   A-8
  Section 24. Regular Meetings..............................   A-8
  Section 25. Participation by Telephone....................   A-9
  Section 26. Special Meetings..............................   A-9
  Section 27. Notice of Meetings............................   A-9
  Section 28. Place of Meetings.............................   A-9
  Section 29. Action by Written Consent Without a Meeting...   A-9
  Section 30. Quorum and Transaction of Business............   A-9
  Section 31. Adjournment...................................   A-9
  Section 32. Organization..................................   A-9
  Section 33. Compensation..................................   A-9
  Section 34. Committees....................................  A-10
ARTICLE V OFFICERS..........................................  A-10
  Section 35. Officers......................................  A-10

                                                              PAGE
                                                              ----
  Section 36. Appointment...................................  A-10
  Section 37. Inability to Act..............................  A-10
  Section 38. Resignations..................................  A-10
  Section 39. Removal.......................................  A-11
  Section 40. Vacancies.....................................  A-11
  Section 41. Chairman of the Board.........................  A-11
  Section 42. President.....................................  A-11
  Section 43. Vice Presidents...............................  A-11
  Section 44. Secretary.....................................  A-11
  Section 45. Chief Financial Officer.......................  A-12
  Section 46. Compensation..................................  A-12
ARTICLE VI CONTRACTS, LOANS, BANK ACCOUNTS, CHECKS AND
  DRAFTS....................................................  A-12
  Section 47. Execution of Contracts and Other
     Instruments............................................  A-12
  Section 48. Loans.........................................  A-12
  Section 49. Bank Accounts.................................  A-13
  Section 50. Checks, Drafts, Etc...........................  A-13
ARTICLE VII CERTIFICATES FOR SHARES AND THEIR TRANSFER......  A-13
  Section 51. Certificate for Shares........................  A-13
  Section 52. Transfer on the Books.........................  A-13
  Section 53. Lost, Destroyed and Stolen Certificates.......  A-13
  Section 54. Issuance, Transfer and Registration of
     Shares.................................................  A-14
ARTICLE VIII INSPECTION OF CORPORATE RECORDS................  A-14
  Section 55. Inspection by Directors.......................  A-14
  Section 56. Inspection by Shareholders....................  A-14
  Section 57. Written Form..................................  A-15
ARTICLE IX MISCELLANEOUS....................................  A-15
  Section 58. Fiscal Year...................................  A-15
  Section 59. Annual Report.................................  A-15
  Section 60. Record Date...................................  A-15
  Section 61. Bylaw Amendments..............................  A-16
  Section 62. Construction and Definition...................  A-16
ARTICLE X INDEMNIFICATION...................................  A-16
  Section 63. Indemnification of Directors, Officers,
     Employees and Other Agents.............................  A-16
ARTICLE XI LOANS OF OFFICERS AND OTHERS.....................  A-19
  Section 64. Certain Corporate Loans and Guaranties........  A-19

                                     BYLAWS
                                       OF

                       PLANET POLYMER TECHNOLOGIES, INC.
                           (A CALIFORNIA CORPORATION)

                                   ARTICLE I

                                    OFFICES

     SECTION 1. Principal Office. The principal executive office of the corporation shall be located at such place as the Board of Directors may from time to time authorize. If the principal executive office is located outside this state, and the corporation has one or more business offices in this state, the Board of Directors shall fix and designate a principal business office in the State of California.

     SECTION 2. Other Offices. Additional offices of the corporation shall be located at such place or places, within or outside the State of California, as the Board of Directors may from time to time authorize.

                                   ARTICLE II

                                 CORPORATE SEAL

     SECTION 3. Corporate Seal. If the Board of Directors adopts a corporate seal such seal shall have inscribed thereon the name of the corporation and the state and date of its incorporation. If and when a seal is adopted by the Board of Directors, such seal may be engraved, lithographed, printed, stamped, impressed upon, or affixed to any contract, conveyance, certificate for shares, or other instrument executed by the corporation.

                                  ARTICLE III

                    SHAREHOLDERS' MEETINGS AND VOTING RIGHTS

     SECTION 4. Place of Meetings. Meetings of shareholders shall be held at the principal executive office of the corporation, or at any other place, within or outside the State of California, which may be fixed either by the Board of Directors or by the written consent of all persons entitled to vote at such meeting, given either before or after the meeting and filed with the Secretary of the Corporation.

     SECTION 5. Annual Meetings.

     (a) The annual meeting of the shareholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders:
(i) pursuant to the corporation's notice of meeting of shareholders; (ii) by or at the direction of the Board of Directors; or (iii) by any shareholder of the corporation who was a shareholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 5.

     (b) At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of Section 5(a) of these Bylaws, (i) the shareholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such other business must be a proper matter for shareholder action under the California Corporations Code, (iii) if the shareholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in this Section 5(b)), such shareholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such shareholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such shareholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the shareholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 5. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the forty-fifth (45th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the forty-fifth (45th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth: (A) as to each person whom the shareholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner, and
(iii) whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

     (c) Only such persons who are nominated in accordance with the procedures set forth in this Section 5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this
Section 5. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for shareholder action at the meeting and shall be disregarded.

     (d) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholder's meeting, shareholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

     (e) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

     SECTION 6. Postponement of Annual Meeting. The Board of Directors and the President shall each have authority to hold at an earlier date and/or time, or to postpone to a later date and/or time, the annual meeting of shareholders.

     SECTION 7. Special Meetings.

     (a) Special meetings of the shareholders, for any purpose or purposes, may be called by the Board of Directors, the Chairman of the Board of Directors, the President, or the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting.

     (b) Upon written request to the Chairman of the Board of Directors, the President, any vice president or the Secretary of the corporation by any person or persons (other than the Board of Directors) entitled to call a special meeting of the shareholders, such officer forthwith shall cause notice to be given to the shareholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, such time to be not less than thirty-five (35) nor more than sixty (60) days after receipt of such request. If such notice is not given within twenty (20) days after receipt of such request, the person or persons calling the meeting may give notice thereof in the manner provided by law or in these bylaws. Nothing contained in this
Section 7 shall be construed as limiting, fixing or affecting the time or date when a meeting of shareholders called by action of the Board of Directors may be held.

     SECTION 8. Notice of Meetings. Except as otherwise may be required by law and subject to subsection 7(b) above, written notice of each meeting of shareholders shall be given to each shareholder entitled to vote at that meeting (see Section 15 below), by the Secretary, assistant secretary or other person charged with that duty, not less than ten (10) (or, if sent by third class mail, thirty (30)) nor more than sixty (60) days before such meeting.

     Notice of any meeting of shareholders shall state the date, place and hour of the meeting and,

     (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted at such meeting;

     (b) in the case of an annual meeting, the general nature of matters which the Board of Directors, at the time the notice is given, intends to present for action by the shareholders;

     (c) in the case of any meeting at which directors are to be elected, the names of the nominees intended at the time of the notice to be presented by management for election; and

     (d) in the case of any meeting, if action is to be taken on any of the following proposals, the general nature of such proposal:

          (1) a proposal to approve a transaction within the provisions of California Corporations Code, Section 310 (relating to certain transactions in which a director has a direct or indirect financial interest);

          (2) a proposal to approve a transaction within the provisions of California Corporations Code, Section 902 (relating to amending the Articles of Incorporation of the corporation);

          (3) a proposal to approve a transaction within the provisions of California Corporations Code, Sections 181 and 1201 (relating to reorganization);

          (4) a proposal to approve a transaction within the provisions of California Corporations Code, Section 1900 (winding up and dissolution);

          (5) a proposal to approve a plan of distribution within the provisions of California Corporations Code, Section 2007 (relating to certain plans providing for distribution not in accordance with the liquidation rights of preferred shares, if any).

     At a special meeting, notice of which has been given in accordance with this Section, action may not be taken with respect to business, the general nature of which has not been stated in such notice. At an annual meeting, action may be taken with respect to business stated in the notice of such meeting, given in accordance with this Section, and, subject to subsection 8(d) above, with respect to any other business as may properly come before the meeting.

     SECTION 9. Manner of Giving Notice. Notice of any meeting of shareholders shall be given either personally or by first-class mail, or, if the corporation has outstanding shares held of record by 500 or more persons (determined as provided in California Corporations Code Section 605) on the record date for such meeting, third-class mail, or telegraphic or other written communication, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

     If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand by the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice.

     An affidavit of mailing of any notice or report in accordance with the provisions of this Section 9, executed by the Secretary, Assistant Secretary or any transfer agent, shall be prima facie evidence of the giving of the notice.

     SECTION 10. Quorum and Transaction of Business.

     (a) At any meeting of the shareholders, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum. If a quorum is present, the affirmative vote of the majority of shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law or by the Articles of Incorporation, and except as provided in subsection (b) below.

     (b) The shareholders present at a duly called or held meeting of the shareholders at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, provided that any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     (c) In the absence of a quorum, no business other than adjournment may be transacted, except as described in subsection (b) above.

     SECTION 11. Adjournment and Notice of Adjourned Meetings. Any meeting of shareholders may be adjourned from time to time, whether or not a quorum is present, by the affirmative vote of a majority of shares represented at such meeting either in person or by proxy and entitled to vote at such meeting.

     In the event any meeting is adjourned, it shall not be necessary to give notice of the time and place of such adjourned meeting pursuant to Sections 8 and 9 of these bylaws; provided that if any of the following three events occur, such notice must be given:

          (1) announcement of the adjourned meeting's time and place is not made at the original meeting which it continues or

          (2) such meeting is adjourned for more than forty-five (45) days from the date set for the original meeting or

          (3) a new record date is fixed for the adjourned meeting.

     At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

     SECTION 12. Waiver of Notice, Consent to Meeting or Approval of Minutes.

     (a) Subject to subsection (b) of this Section, the transactions of any meeting of shareholders, however called and noticed, and wherever held, shall be as valid as though made at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote but not present in person or by proxy signs a written waiver of notice or a consent to holding of the meeting or an approval of the minutes thereof.

     (b) A waiver of notice, consent to the holding of a meeting or approval of the minutes thereof need not specify the business to be transacted or transacted at nor the purpose of the meeting; provided that in the case of proposals described in subsection (d) of Section 8 of these bylaws, the general nature of such proposals must be described in any such waiver of notice and such proposals can only be approved by waiver of notice, not by consent to holding of the meeting or approval of the minutes.

     (c) All waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     (d) A person's attendance at a meeting shall constitute waiver of notice of and presence at such meeting, except when such person objects at the beginning of the meeting to transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters which are required by law or these bylaws to be in such notice (including those matters described in subsection (d) of Section 8 of these bylaws), but are not so included if such person expressly objects to consideration of such matter or matters at any time during the meeting.

     SECTION 13. Action by Written Consent Without a Meeting. Any action which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice if written consents setting forth the action so taken are signed by the holders of the outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors; provided that any vacancy on the Board of Directors (other than a vacancy created by removal) which has not been filled by the board of directors may be filled by the written consent of a majority of outstanding shares entitled to vote for the election of directors.

     Any written consent may be revoked pursuant to California Corporations Code
Section 603(c) prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary. Such revocation must be in writing and will be effective upon its receipt by the Secretary.

     If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the Secretary shall give prompt notice of any corporate action approved by the shareholders without a meeting to those shareholders entitled to vote on such matters who have not consented thereto in writing. This notice shall be given in the manner specified in
Section 9 of these bylaws. In the case of approval of (i) a transaction within the provisions of California Corporations Code, Section 3 10 (relating to certain transactions in which a director has an interest), (ii) a transaction within the provisions of California Corporations Code, Section 317 (relating to indemnification of agents of the corporation), (iii) a transaction within the provisions of California Corporations Code, Sections 181 and 1201 (relating to reorganization), and (iv) a plan of distribution within the provisions of California Corporations Code, Section 2007 (relating to certain plans providing for distribution not in accordance with the liquidation rights of preferred shares, if any), the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

     SECTION 14. Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 15 of these bylaws, subject to the provisions of

Sections 702 through 704 of the California Corporations Code (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership). Voting at any meeting of shareholders need not be by ballot, provided, however, that elections for directors must be by ballot if balloting is demanded by a shareholder at the meeting and before the voting begins.

     Every person entitled to vote at an election for directors may cumulate the votes to which such person is entitled, i.e., such person may cast a total number of votes equal to the number of directors to be elected multiplied by the number of votes to which such person's shares are entitled, and may cast said total number of votes for one or more candidates in such proportions as such person thinks fit; provided, however, no shareholder shall be entitled to so cumulate such shareholder's votes unless the candidates for which such shareholder is voting have been placed in nomination prior to the voting and a shareholder has given notice at the meeting, prior to the vote, of an intention to cumulate votes. In any election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

     Candidate's names shall be placed in nomination pursuant to the procedures set forth in Section 5 of these bylaws.

     Except as may be otherwise provided in the Articles of Incorporation or by law, and subject to the foregoing provisions regarding the cumulation of votes, each shareholder shall be entitled to one vote for each share held.

     Any shareholder may vote part of such shareholder's shares in favor of a proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

     No shareholder approval, other than unanimous approval of those entitled to vote, will be valid as to proposals described in subsection 8(d) of these bylaws unless the general nature of such business was stated in the notice of meeting or in any written waiver of notice.

     SECTION 15. Persons Entitled to Vote or Consent. The Board of Directors may fix a record date pursuant to Section 60 of these bylaws to determine which shareholders are entitled to notice of and to vote at a meeting or consent to corporate actions, as provided in Sections 13 and 14 of these bylaws. Only persons in whose name shares otherwise entitled to vote stand on the stock records of the corporation on such date shall be entitled to vote or consent.

     If no record date is fixed:

          (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held;

          (2) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given;

          (3) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

     A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting; provided, however, that the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

     Shares of the corporation held by its subsidiary or subsidiaries (as defined in California Corporations Code, Section 189(b)) are not entitled to vote in any matter.

     SECTION 16. Proxies. Every person entitled to vote or execute consents may do so either in person or by one or more agents authorized to act by a written proxy executed by the person or such person's duly authorized agent and filed with the Secretary of the corporation; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless otherwise provided in the proxy. The manner of execution, suspension, revocation, exercise and effect of proxies is governed by law.

     SECTION 17. Inspectors of Election. Before any meeting of shareholders, the Board of Directors may appoint any persons, other than nominees for office, to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or proxy shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.

     These inspectors shall:

          (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

          (b) Receive votes, ballots, or consents;

          (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

          (d) Count and tabulate all votes or consents;

          (e) Determine when the polls shall close;

          (f) Determine the result; and

          (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

                                   ARTICLE IV

                               BOARD OF DIRECTORS

     SECTION 18. Powers. Subject to the provisions of law or any limitations in the Articles of Incorporation or these bylaws, as to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised, by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors.

     SECTION 19. Number of Directors. The authorized number of directors of the corporation shall be not less than a minimum of five (5) nor more than a maximum of nine (9) (which maximum number in no case shall be greater than two times said minimum, minus one) and the number of directors presently authorized is six
(6). The exact number of directors shall be set within these limits from time to time (a) by approval of the Board of Directors, or (b) by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of shareholders pursuant to Section 13 herein above.

     Any amendment of these bylaws changing the maximum or minimum number of directors may be adopted only by the affirmative vote of a majority of the outstanding shares entitled to vote; provided, an amendment reducing the minimum number of directors to less than five (5), cannot be adopted if votes cast against its adoption at a meeting or the shares not consenting to it in the case of action by written consent are equal to more than 16 2/3 percent of the outstanding shares entitled to vote.

     No reduction of the authorized number of directors shall remove any director prior to the expiration of such director's term of office.

     SECTION 20. Election Of Directors, Term, Qualifications. The directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office either until the expiration of the term for which elected or appointed and until a successor has been elected and qualified, or until his death, resignation or removal. Directors need not be shareholders of the corporation.

     SECTION 21. Resignations. Any director of the corporation may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation specifies effectiveness at a future time, a successor may be elected pursuant to Section 23 of these bylaws to take office on the date that the resignation becomes effective.

     SECTION 22. Removal. The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or who has been convicted of a felony.

     The entire Board of Directors or any individual director may be removed from office without cause by the affirmative vote of a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election at which the same total number of votes cast were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected.

     SECTION 23. Vacancies. A vacancy or vacancies on the Board of Directors shall be deemed to existing case of the death, resignation or removal of any director, or upon increase in the authorized number of directors or if shareholders fail to elect the full authorized number of directors at an annual meeting of shareholders or if, for whatever reason, there are fewer directors on the Board of Directors, than the full number authorized. Such vacancy or vacancies, other than a vacancy created by the removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. A vacancy created by the removal of a director may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares Voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of shareholders pursuant to Section 13 herein above. The shareholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by written consent, other than to fill a vacancy created by removal, requires the consent of a majority of the outstanding shares entitled to vote. Any such election by written consent to fill a vacancy created by removal requires the consent of all of the outstanding shares entitled to vote.

     If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the shares outstanding at that time and having the right to vote for such directors may call a special meeting of shareholders to be held to elect the entire Board of Directors. The term of office of any director shall terminate upon such election of a successor.

     SECTION 24. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times, places and dates as fixed in these bylaws or by the Board of Directors; provided, however, that if the date for such a meeting falls on a legal holiday, then the meeting shall be held at the same time on the next succeeding full business day. Regular meetings of the Board of Directors held pursuant to this Section 24 may be held without notice.

     SECTION 25. Participation by Telephone. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Such participation constitutes presence in person at such meeting.

     SECTION 26. Special Meetings. Special meetings of the Board of Directors for any purpose may be called by the Chairman of the Board or the President or any vice president or the Secretary of the corporation or any two (2) directors.

     SECTION 27. Notice of Meetings. Notice of the date, time and place of all meetings of the Board of Directors, other than regular meetings held pursuant to
Section 24 above shall be delivered personally, orally or in writing, or by telephone or telegraph to each director, at least forty-eight (48) hours before the meeting, or sent in writing to each director by first-class mail, charges prepaid, at least four (4) days before the meeting. Such notice may be given by the Secretary of the corporation or by the person or persons who called a meeting. Such notice need not specify the purpose of the meeting. Notice of any meeting of the Board of Directors need not be given to any director who signs a waiver of notice of such meeting, or a consent to holding the meeting or an approval of the minutes thereof, either before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement such director's lack of notice. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     SECTION 28. Place of Meetings. Meetings of the Board of Directors may be held at any place within or without the state which has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, designated in the bylaws or by resolution of the Board of Directors.

     SECTION 29. Action by Written Consent Without a Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

     SECTION 30. Quorum and Transaction of Business. A majority of the authorized number of directors shall constitute a quorum for the transaction of business. Every act or decision done or made by a majority of the authorized number of directors present at a meeting duly held at which a quorum is present shall be the act of the Board of Directors, unless the law, the Articles of Incorporation or these bylaws specifically require a greater number. A meeting at which a quorum is initially present may continue to transact business, notwithstanding withdrawal of directors, if any action taken is approved by at least a majority of the number of directors constituting a quorum for such meeting. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present may adjourn the meeting, as provided in
Section 31 of these bylaws.

     SECTION 31. Adjournment. Any meeting of the Board of Directors, whether or not a quorum is present, may be adjourned to another time and place by the affirmative vote of a majority of the directors present. If the meeting is adjourned for more than twenty-four (24) hours, notice of such adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

     SECTION 32. Organization. The Chairman of the Board shall preside at every meeting of the Board of Directors, if present. If there is no Chairman of the Board or if the Chairman is not present, a Chairman chosen by a majority of the directors present shall act as chairman. The Secretary of the corporation or, in the absence of the Secretary, any person appointed by the Chairman shall act as secretary of the meeting.

     SECTION 33. Compensation. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board of Directors.

     SECTION 34. Committees. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors, by a vote of the majority of authorized directors, may designate one or more directors as alternate members of any committee, to replace any absent member at any meeting of such committee. Any such committee shall have authority to act in the manner and to the extent provided in the resolution of the Board of Directors, and may have all the authority of the Board of Directors in the management of the business and affairs of the corporation, except with respect to:

     (a) the approval of any action for which shareholders' approval or approval of the outstanding shares also is required by the California Corporations Code;

     (b) the filling of vacancies on the Board of Directors or any of its committees;

     (c) the fixing of compensation of directors for serving on the Board of Directors or any of its committees;

     (d) the adoption, amendment or repeal of these bylaws;

     (e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

     (f) a distribution to shareholders, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

     (g) the appointment of other committees of the Board of Directors or the members thereof.

     Any committee may from time to time provide by resolution for regular meetings at specified times and places. If the date of such a meeting falls on a legal holiday, then the meeting shall be held at the same time on the next succeeding full business day. No notice of such a meeting need be given. Such regular meetings need not be held if the committee shall so determine at any time before or after the time when such meeting would otherwise have taken place. Special meetings may be called at any time in the same manner and by the same persons as stated in Sections 26 and 27 of these bylaws for meetings of the Board of Directors. The provisions of Sections 25, 28, 29, 30, 31 and 32 of these bylaws shall apply to committees, committee members and committee meetings as if the words "committee" and "committee member" were substituted for the word "Board of Directors", and "director", respectively, throughout such sections.

                                   ARTICLE V

                                    OFFICERS

     SECTION 35. Officers. The corporation shall have a Chairman of the Board or a President or both, a Secretary, a Chief Financial Officer and such other officers with such titles and duties as the Board of Directors may determine. Any two or more offices may be held by the same person.

     SECTION 36. Appointment. All officers shall be chosen and appointed by the Board of Directors; provided, however, the Board of Directors may empower the chief executive officer of the corporation to appoint such officers, other than Chairman of the Board, President, Secretary or Chief Financial Officer, as the business of the corporation may require. All officers shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under a contract of employment.

     SECTION 37. Inability to Act. In the case of absence or inability to act of any officer of the corporation or of any person authorized by these bylaws to act in such officer's place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select, for such period of time as the Board of Directors deems necessary.

     SECTION 38. Resignations. Any officer may resign at any time upon written notice to the corporation, without prejudice to the rights, if any, of the corporation under any contract to which such officer is a party. Such resignation shall be effective upon its receipt by the Chairman of the Board, the President, the Secretary or the Board of Directors, unless a different time is specified in the notice for effectiveness of such resignation.

The acceptance of any such resignation shall not be necessary to make it effective unless otherwise specified in such notice.

     SECTION 39. Removal. Any officer may be removed from office at any time, with or without cause, but subject to the rights, if any, of such officer under any contract of employment, by the Board of Directors or by any committee to whom such power of removal has been duly delegated, or, with regard to any officer who has been appointed by the chief executive officer pursuant to
Section 36 above, by the chief executive officer or any other officer upon whom such power of removal may be conferred by the Board of Directors.

     SECTION 40. Vacancies. A vacancy occurring in any office for any cause may be filled by the Board of Directors, in the manner prescribed by this Article of the bylaws for initial appointment to such office.

     SECTION 41. Chairman of the Board. The Chairman of the Board, if there be such an officer, shall, if present, preside at all meetings of the Board of Directors and shall exercise and perform such other powers and duties as may be assigned from time to time by the Board of Directors or prescribed by these bylaws. If no President is appointed, the Chairman of the Board is the general manager and chief executive officer of the corporation, and shall exercise all powers of the President described in Section 42 below.

     SECTION 42. President. Subject to such powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the general manager and chief executive officer of the corporation and shall have general supervision, direction, and control over the business and affairs of the corporation, subject to the control of the Board of Directors. The President may sign and execute, in the name of the corporation, any instrument authorized by the Board of Directors, except when the signing and execution thereof shall have been expressly delegated by the Board of Directors or by these bylaws to some other officer or agent of the corporation. The President shall have all the general powers and duties of management usually vested in the president of a corporation, and shall have such other powers and duties as may be prescribed from time to time by the Board of Directors or these bylaws. The President shall have discretion to prescribe the duties of other officers and employees of the corporation in a manner not inconsistent with the provisions of these bylaws and the directions of the Board of Directors.

     SECTION 43. Vice Presidents. In the absence or disability of the President, in the event of a vacancy in the office of President, or in the event such officer refuses to act, the Vice President shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions on, the President. If at any such time the corporation has more than one vice president, the duties and powers of the President shall pass to each vice president in order of such vice president's rank as fixed by the Board of Directors or, if the vice presidents are not so ranked, to the vice president designated by the Board of Directors. The vice presidents shall have such other powers and perform such other duties as may be prescribed for them from time to time by the Board of Directors or pursuant to Sections 35 and 36 of these bylaws or otherwise pursuant to these bylaws.

     SECTION 44. Secretary. The Secretary shall:

     (a) Keep, or cause to be kept, minutes of all meetings of the corporation's shareholders, Board of Directors, and committees of the Board of Directors, if any. Such minutes shall be kept in written form.

     (b) Keep, or cause to be kept, at the principal executive office of the corporation, or at the office of its transfer agent or registrar, if any, a record of the corporation's shareholders, showing the names and addresses of all shareholders, and the number and classes of shares held by each. Such records shall be kept in written form or any other form capable of being converted into written form.

     (c) Keep, or cause to be kept, at the principal executive office of the corporation, or if the principal executive office is not in California, at its principal business office in California, an original or copy of these bylaws, as amended.

     (d) Give, or cause to be given, notice of all meetings of shareholders, directors and committee of the Board of Directors, as required by law or by these bylaws.

     (e) Keep the seal of the corporation, if any, in safe custody.

     (f) Exercise such powers and perform such duties as are usually vested in the office of secretary of a corporation, and exercise such other powers and perform such other duties as may be prescribed from time to time by the Board of Directors or these bylaws.

     If any assistant secretaries are appointed, the assistant secretary, or one of the assistant secretaries in the order of their rank as fixed by the Board of Directors or, if they are not so ranked, the assistant secretary designated by the Board of Directors, in the absence or disability of the Secretary or in the event of such officer's refusal to act or if a vacancy exists in the office of Secretary, shall perform the duties and exercise the powers of the Secretary and discharge such duties as may be assigned from time to time pursuant to these bylaws or by the Board of Directors.

     SECTION 45. Chief Financial Officer. The Chief Financial Officer shall:

     (a) Be responsible for all functions and duties of the treasurer of the corporation.

     (b) Keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account for the corporation.

     (c) Receive or be responsible for receipt of all monies due and payable to the corporation from any source whatsoever; have charge and custody of, and be responsible for, all monies and other valuables of the corporation and be responsible for deposit of all such monies in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors or a duty appointed and authorized committee of the Board of Directors.

     (d) Disburse or be responsible for the disbursement of the funds of the corporation as may be ordered by the Board of Directors or a duly appointed and authorized committee of the Board of Directors.

     (e) Render to the chief executive officer and the Board of Directors a statement of the financial condition of the corporation if called upon to do so.

     (f) Exercise such powers and perform such duties as are usually vested in the office of chief financial officer of a corporation, and exercise such other powers and perform such other duties as may be prescribed by the Board of Directors or these bylaws.

     If any assistant financial officer is appointed, the assistant financial officer, or one of the assistant financial officers, if there are more than one, in the order of their rank as fixed by the Board of Directors or, if they are not so ranked, the assistant financial officer designated by the Board of Directors, shall, in the absence or disability of the Chief Financial Officer or in the event of such officer's refusal to act, perform the duties and exercise the powers of the Chief Financial Officer, and shall have such powers and discharge such duties as may be assigned from time to time pursuant to these bylaws or by the Board of Directors.

     SECTION 46. Compensation. The compensation of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such compensation by reason of the fact that such officer is also a director of the corporation.

                                   ARTICLE VI

               CONTRACTS, LOANS, BANK ACCOUNTS, CHECKS AND DRAFTS

     SECTION 47. Execution of Contracts and Other Instruments. Except as these bylaws may otherwise provide, the Board of Directors or its duly appointed and authorized committee may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances. Except as so authorized or otherwise expressly provided in these bylaws, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

     SECTION 48. Loans. No loans shall be contracted on behalf of the corporation and no negotiable paper shall be issued in its name, unless and except as authorized by the Board of Directors or its duly appointed and authorized committee. When so authorized by the Board of Directors or such committee, any officer or agent of the corporation may effect loans and advances at any time for the corporation from any bank, trust company, or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the corporation and, when authorized as aforesaid, may mortgage, pledge, hypothecate or transfer any and all stocks, securities and other property, real or personal, at any time held by the corporation, and to that end endorse, assign and deliver the same as security for the payment of any and all loans, advances, indebtedness, and liabilities of the corporation. Such authorization may be general or confined to specific instances.

     SECTION 49. Bank Accounts. The Board of Directors or its duly appointed and authorized committee from time to time may authorize the opening and keeping of general and/or special bank accounts with such banks, trust companies, or other depositaries as may be selected by the Board of Directors, its duly appointed and authorized committee or by any officer or officers, agent or agents, of the corporation to whom such power may be delegated from time to time by the Board of Directors. The Board of Directors or its duly appointed and authorized committee may make such rules and regulations with respect to said bank accounts, not inconsistent with the provisions of these bylaws, as are deemed advisable.

     SECTION 50. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes, acceptances or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents, of the corporation, and in such manner, as shall be determined from time to time by resolution of the Board of Directors or its duly appointed and authorized committee. Endorsements for deposit to the credit of the corporation in any of its duly authorized depositaries may be made, without counter-signature, by the President or any vice president or the Chief Financial Officer or any assistant financial officer or by any other officer or agent of the corporation to whom the Board of Directors or its duly appointed and authorized committee, by resolution, shall have delegated such power or by hand-stamped impression in the name of the corporation.

                                  ARTICLE VII

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

     SECTION 51. Certificate for Shares. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the Board or the President or a Vice President and by the Chief Financial Officer or an assistant financial officer or by the Secretary or an assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     In the event that the corporation shall issue any shares as only partly paid, the certificate issued to represent such partly paid shares shall have stated thereon the total consideration to be paid for such shares and the amount paid thereon.

     SECTION 52. Transfer on the Books. Upon surrender to the Secretary or transfer agent (if any) of the corporation of a certificate for shares of the corporation duly endorsed, with reasonable assurance that the endorsement is genuine and effective, or accompanied by proper evidence of succession, assignment or authority to transfer and upon compliance with applicable federal and state securities laws and if the corporation has no statutory duty to inquire into adverse claims or has discharged any such duty and if any applicable law relating to the collection of taxes has been complied with, it shall be the duty of the corporation, by its Secretary or transfer agent, to cancel the old certificate, to issue a new certificate to the person entitled thereto and to record the transaction on the books of the corporation.

     SECTION 53. Lost, Destroyed and Stolen Certificates. The holder of any certificate for shares of the corporation alleged to have been lost, destroyed or stolen shall notify the corporation by making a written affidavit or affirmation of such fact. Upon receipt of said affidavit or affirmation the Board of Directors, or its duly appointed and authorized committee or any officer or officers authorized by the Board so to do, may order the issuance of a new certificate for shares in the place of any certificate previously issued by the corporation and which is alleged to have been lost, destroyed or stolen. However, the Board of Directors or such authorized committee, officer or officers may require the owner of the allegedly lost, destroyed or stolen certificate, or such owner's legal representative, to give the corporation a bond or other adequate security sufficient to indemnify the corporation and its transfer agent and/or registrar, if any, against any claim that may be made against it or them on account of such allegedly lost, destroyed or stolen certificate or the replacement thereof. Said bond or other security shall be in such amount, on such terms and conditions and, in the case of a bond, with such surety or sureties as may be acceptable to the Board of Directors or to its duly appointed and authorized committee or any officer or officers authorized by the Board of Directors to determine the sufficiency thereof. The requirement of a bond or other security may be waived in particular cases at the discretion of the Board of Directors or its duly appointed and authorized committee or any officer or officers authorized by the Board of Directors so to do.

     SECTION 54. Issuance, Transfer and Registration of Shares. The Board of Directors may make such rules and regulations, not inconsistent with law or with these bylaws, as it may deem advisable concerning the issuance, transfer and registration of certificates for shares of the capital stock of the corporation. The Board of Directors may appoint a transfer agent or registrar of transfers, or both, and may require all certificates for shares of the corporation to bear the signature of either or both.

                                  ARTICLE VIII

                        INSPECTION OF CORPORATE RECORDS

     SECTION 55. Inspection by Directors. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind of the corporation and any of its subsidiaries and to inspect the physical properties of the corporation and any of its subsidiaries. Such inspection may be made by the director in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

     SECTION 56. Inspection by Shareholders.

     (a) Inspection of Corporate Records.

          (i) A shareholder or shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have an absolute right to do either or both of the following:

             (A) Inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the corporation; or

             (B) Obtain from the transfer agent, if any, for the corporation, upon five business days' prior written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses who are entitled to vote for the election of directors and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand.

          (ii) The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interest as a shareholder or holder of a voting trust certificate.

          (iii) The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and of any committees of the Board of Directors of the corporation and of each of its subsidiaries shall be open to inspection, copying and making extracts upon written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as a holder of such voting trust certificate.

          (iv) Any inspection, copying, and making of extracts under this subsection (a) may be done in person or by agent or attorney.

     (b) Inspection of Bylaws. The original or a copy of these bylaws shall be kept as provided in Section 44 of these bylaws and shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is not in California, and the corporation has no principal business office in the state of California, a current copy of these bylaws shall be furnished to any shareholder upon written request.

     SECTION 57. Written Form. If any record subject to inspection pursuant to
Section 56 above is not maintained in written form, a request' for inspection is not complied with unless and until the corporation at its expense makes such record available in written form.

                                   ARTICLE IX

                                 MISCELLANEOUS

     SECTION 58. Fiscal Year. Unless otherwise fixed by resolution of the Board of Directors, the fiscal year of the corporation shall end on the 31st day of December in each calendar year.

     SECTION 59. Annual Report.

     (a) Subject to the provisions of Section 59(b) below, the Board of Directors shall cause an annual report to be sent to each shareholder of the corporation in the manner provided in Section 9 of these bylaws not later than one hundred twenty (120) days after the close of the corporation's fiscal year. Such report shall include a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation. When there are more than 100 shareholders of record of the corporation's shares, as determined by Section 605 of the California Corporations Code, additional information as required by Section 1501(b) of the California Corporations Code shall also be contained in such report, provided that if the corporation has a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, that Act shall take precedence. Such report shall be sent to shareholders at least fifteen (15) (or, if sent by third-class mail, thirty-five (35)) days prior to the next annual meeting of shareholders after the end of the fiscal year to which it relates.

     (b) If and so long as there are fewer than 100 holders of record of the corporation's shares, the requirement of sending of an annual report to the shareholders of the corporation is hereby expressly waived.

     SECTION 60. Record Date. The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of or to vote at any meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of shares or entitled to exercise any rights in respect of any other lawful action. The record date so fixed shall not be more than sixty (60) days nor less than ten
(10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action or event for the purpose of which it is fixed. If no record date is fixed, the provisions of Section 15 of these bylaws shall apply with respect to notice of meetings, votes, and consents and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolutions relating thereto, or the sixtieth (60th) day prior to the date of such other action or event, whichever is later.

     Only shareholders of record at the close of business on the record date shall be entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation, by agreement or by law.

     SECTION 61. Bylaw Amendments. Except as otherwise provided by law or
Section 19 of these bylaws, these bylaws may be amended or repealed by the Board of Directors or by the affirmative vote of a majority of the outstanding shares entitled to vote, including, if applicable, the affirmative vote of a majority of the outstanding shares of each class or series entitled by law or the Articles of Incorporation to vote as a class or series on the amendment or repeal or adoption of any bylaw or bylaws; provided, however, after issuance of shares, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be adopted by approval of the outstanding shares as provided herein.

     SECTION 62. Construction and Definition. Unless the context requires otherwise, the general provisions, rules of construction, and definitions contained in the California Corporations Code shall govern the construction of these bylaws.

     Without limiting the foregoing, "shall" is mandatory and "may" is permissive.

                                   ARTICLE X

                                INDEMNIFICATION

     SECTION 63. Indemnification of Directors, Officers, Employees and Other Agents.

     (a) Directors and Executive Officers. The corporation shall indemnify its directors and executive officers to the fullest extent not prohibited by the California General Corporation Law; provided, however, that the corporation may limit the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person or any proceeding by such person against the corporation or its directors, officers, employees or other agents unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the board of directors of the corporation or (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the California General Corporation Law.

     (b) Other Officers, Employees and Other Agents. The corporation shall have the power to indemnify its other officers, employees and other agents as set forth in the California General Corporation Law.

     (c) Determination by the Corporation. Promptly after receipt of a request for indemnification hereunder (and in any event within 90 days thereof) a reasonable, good faith determination as to whether indemnification of the director or executive officer is proper under the circumstances because such director or executive officer has met the applicable standard of care shall be made by:

          (1) a majority vote of a quorum consisting of directors who are not parties to such proceeding;

          (2) if such quorum is not obtainable, by independent legal counsel in a written opinion; or

          (3) approval or ratification by the affirmative vote of a majority of the shares of this corporation represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by written consent of a majority of the outstanding shares entitled to vote; where in each case the shares owned by the person to be indemnified shall not be considered entitled to vote thereon.

     (d) Good Faith.

          (1) For purposes of any determination under this bylaw, a director or executive officer shall be deemed to have acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation and its shareholders, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe that his conduct was unlawful, if his action is based on information, opinions, reports and statements, including financial statements and other financial data, in each case prepared or presented by:

             (i) one or more officers or employees of the corporation whom the director or executive officer believed to be reliable and competent in the matters presented;

             (ii) counsel, independent accountants or other persons as to matters which the director or executive officer believed to be within such person's professional competence; and

             (iii) with respect to a director, a committee of the Board upon which such director does not serve, as to matters within such committee's designated authority, which committee the director believes to merit confidence; so long as, in each case, the director or executive officer acts without knowledge that would cause such reliance to be unwarranted.

          (2) The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the corporation and its shareholders or that he had reasonable cause to believe that his conduct was unlawful.

          (3) The provisions of this paragraph (d) shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth by the California General Corporation Law.

     (e) Expenses. The corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it shall be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise.

     Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (0 of this bylaw, no advance shall be made by the corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding (or, if no such quorum exists, by independent legal counsel in a written opinion) that the facts known to the decision making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in the best interests of the corporation and its shareholders.

     (f) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this bylaw to a director or executive officer shall be enforceable by or on behalf of the person holding such right in the forum in which the proceeding is or was pending or, if such forum is not available or a determination is made that such forum is not convenient, in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. The corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the California General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its board of directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the corporation (including its board of directors, independent legal counsel or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

     (g) Non-Exclusivity of Rights. To the fullest extent permitted by the corporation's Articles of Incorporation and the California General Corporation Law, the rights conferred on any person by this bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent permitted by the California General Corporation Law and the corporation's Articles of Incorporation.

     (h) Survival of Rights. The rights conferred on any person by this bylaw shall continue as to a person who has ceased to be a director or executive officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (i) Insurance. The corporation, upon approval by the board of directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this bylaw.

     (j) Amendments. Any repeal or modification of this bylaw shall only be prospective and shall not affect the rights under this bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

     (k) Employee Benefit Plans. The corporation shall indemnify the directors and officers of the corporation who serve at the request of the corporation as trustees, investment managers or other fiduciaries of employee benefit plans to the fullest extent permitted by the California General Corporation Law.

     (l) Saving Clause. If this bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the fullest extent permitted by any applicable portion of this bylaw that shall not have been invalidated, or by any other applicable law.

     (m) Certain Definitions. For the purposes of this bylaw, the following definitions shall apply:

          (1) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement and appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative.

          (2) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding, including expenses of establishing a right to indemnification under this bylaw or any applicable law.

          (3) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (4) References to a "director," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is or was serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                                   ARTICLE XI

                          LOANS OF OFFICERS AND OTHERS

     SECTION 64. Certain Corporate Loans and Guaranties. If the corporation has outstanding shares held of record by 100 or more persons on the date of approval by the Board of Directors, the corporation may make loans of money or property to, or guarantee the obligations of, any officer of the corporation or its parent or any subsidiary, whether or not a director of the corporation or its parent or any subsidiary, or adopt an employee benefit plan or plans authorizing such loans or guaranties, upon the approval of the Board of Directors alone, by a vote sufficient without counting the vote of any interested director or directors, if the Board of Directors determines that such a loan or guaranty or plan may reasonably be expected to benefit the corporation. Notwithstanding the foregoing, the corporation shall have the power to make loans permitted by the California Corporations Code.

                                    ANNEX B

                                     PROXY

PROXY                  PLANET POLYMER TECHNOLOGIES, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 12, 1999

    The undersigned shareholder of Planet Polymer Technologies, Inc., a California corporation, hereby acknowledges the receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement with respect to the Annual Meeting of Shareholders of Planet Polymer Technologies, Inc. to be held at the offices of the Company located at 9985 Businesspark Avenue, Suite A, San Diego, California 92131, on April 12, 1999 at 3:00 p.m., local time, and hereby appoints ROBERT J. PETCAVICH and THOMAS M. CONNELLY, and each of them, as attorneys and proxies of the undersigned, each with full power of substitution, to vote all of the shares of stock of PLANET POLYMER TECHNOLOGIES, INC. which the undersigned may be entitled to vote at such meeting, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR ALL NOMINEES LISTED IN PROPOSAL 2 AND FOR PROPOSAL 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 1

PROPOSAL 1:To approve an amendment to the Company's Bylaws to provide that the authorized number of directors shall not be less than five (5) nor more than nine (9) with the exact number of directors to be initially set at six (6).

            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

                   (Continued and to be signed on other side)

                          (Continued from other side)

    MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW

PROPOSAL 2:To elect directors to hold office until next Annual Meeting of
           Shareholders and until their successors are elected.

[ ] FOR all nominees listed below (except as marked to the     [ ] WITHHOLD AUTHORITY to vote all nominees listed below.
       contrary below).

NOMINEES:Robert J. Petcavich, Ph.D., Michael M. Coleman, Ph.D., Thomas M.
         Connelly, H.M. Busby, Dennis J. LaHood, Thomas A. Landshof.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE(S)' NAME(S)
BELOW:

--------------------------------------------------------------------------------

                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 3

PROPOSAL 3:To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 1999.

            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

THIS PROXY HAS BEEN SOLICITED BY OR FOR THE BENEFIT OF THE BOARD OF DIRECTORS OF THE COMPANY. I UNDERSTAND THAT I MAY REVOKE THIS PROXY ONLY BY WRITTEN INSTRUCTIONS TO THAT EFFECT, SIGNED AND DATED BY ME, WHICH MUST BE ACTUALLY RECEIVED BY THE COMPANY PRIOR TO THE COMMENCEMENT OF THE ANNUAL MEETING.


                                   DATED:________________________________ , 1999


                                   _____________________________________________
                                   Signature(s)

                                   Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE
            WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                                       B-2